SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 1, 2001


                         UNIVERSAL MEDIA HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        000-28459                   22-3360133
       --------                        ---------                   ----------
(State of Incorporation)        (Commission File Number)        (IRS Employer
                                                               Identification #)



                  540 North Avenue, Suite 3C, New Jersey 07083
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  908-351-7769
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         The Company has changed its Telephone Number to (908) 351-7769. All other information about its offices remains the same.


EXHIBITS

         None



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


By:        /s/ Anthony Vigliotti
         -----------------------
         Anthony Vigliotti
         President


Date:    August 1, 2001